Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 2/17/2004


Blended Coupon 5.5191%


Excess Protection Level
3 Month Average   5.66%
August, 1999   5.91%
July, 1999   5.96%
June, 1999   5.11%


Cash Yield18.20%


Investor Charge Offs 4.78%


Base Rate 7.52%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,316,578,126.38